UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 23, 2003


                           APRIA HEALTHCARE GROUP INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-14316                 33-0488566
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification Number)


          26220 ENTERPRISE COURT
          LAKE FOREST, CALIFORNIA                     92630
  (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (949) 639-2000

ITEM 5.  OTHER EVENTS.
-------  -------------

         On January 23, 2003, Apria Healthcare Group Inc. ("Apria") issued a press release announcing the final dismissal of a previously reported class action litigation against Apria that was filed in 2001. A copy of the press release is attached hereto under Item 7.

ITEM 7.  EXHIBITS.
-------  ---------

         Exhibit
         Number      Reference
         -------     ---------

         99.1        Press Release dated January 23, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     APRIA HEALTHCARE GROUP INC.
                                     ---------------------------
                                            Registrant




January 23, 2003                     By: /s/ Robert S. Holcombe
                                         ---------------------------------
                                         Robert S. Holcombe
                                         Senior Vice President, General Counsel